UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                            ------------------------
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                                ----------------
                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
                        2020 E. FINANCIAL WAY, STE. 100
                        -------------------------------
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5348
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: NOVEMBER 30, 2006
                         -----------------

Date of reporting period:  MAY 31, 2006
                           ------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                               FIMCO SELECT FUND

                     (FRONTIER INVESTMENT MANAGEMENT LOGO)

                               SEMI-ANNUAL REPORT
                            For the Six Months Ended
                                  May 31, 2006

                               FIMCO SELECT FUND

July 12, 2006

Dear Shareholder,

FUND PERFORMANCE
----------------

  The FIMCO Select Fund increased in value 5.70% from inception of the fund on 12/28/05 through 05/31/06, while the S&P 500 increased by 1.77% and the S&P 1500 increased by 1.34% over the same time period. Our best performing equity positions during this period were The Walt Disney Co., Comcast Corp. - Class A, Commerce Bancorp, Inc., PACCAR, Inc. and The Coca-Cola Co., all posting a greater than 10% return. Microsoft Corp. (the "Microsoft") and M.D.C. Holdings, Inc. (the "MDC") were the only significant detractors from performance with both declining slightly more than 10%. Microsoft is one of the few technology companies we are comfortable owning, as we feel the network effect it enjoys limits its exposure to technological obsolescence. The stock has struggled of late as some growth investors have been selling the position. Concurrently, some value investors are concerned that Microsoft is investing too much money trying to compete with Google. Since we do not claim to be value or growth investors, but instead use growth assumptions to calculate the value of the business, we don't think the market is giving Microsoft enough credit for its growth potential at the current stock price.

  We purchased MDC in mid-April after significant declines in the housing sector but it has continued to decline with the rest of the housing stocks since our purchase. It is now down over 40% in the last year and we think the market is unfairly punishing it with all of the home builders. We are well aware that the housing market is slowing and we are also well aware that there has been some questionable financing in the industry. Despite these obvious headwinds for the industry as a whole, we purchased MDC because it is one the most defensive companies in the industry, with only approximately 2 years of land inventory on its books. The average home builder has 5 to 6 years of land inventory, most of it purchased in the last two years. If land values fall, MDC will be able to rebuild their inventories at a lower cost, while competitors are stuck with large inventories purchased at the peak. Based on this more defensive inventory position, we think MDC's book value is a lot less susceptible to write downs and that buying it slightly above book value provides a good amount of downside protection with significant upside potential.

MARKET OUTLOOK
--------------

  After the equity market got off to a fast start in the 1st quarter of 2006, it has settled down and declined slightly in April and May. The primary contributor to this decline has been increased inflation expectations. Based on the reactions of the equity and bond markets to increased inflation expectations, the consensus seems to be that the Fed will continue to raise rates to prevent inflation from overheating. The yield on the 10-year Treasury has increased slightly in recent months but not as much as one would expect if the bond market is worried about inflation getting out of control. The equity market has declined as it believes the Fed may overdo its increases and cause economic growth to slow. The VIX, an index tracking volatility of the S&P 500, also ticked up considerably in May. This index hovered near all-time lows for all of 2005 and the first four months of 2006. However, in May it increased over 50% from approximately 12 to 18. The equity market does not like uncertainty and it appears that the uncertainty regarding the necessity of future Fed tightening is increasing the volatility of the equity market.

  Another reason the equity market does not like the prospect of increasing interest rates is because it increases the discount rate that is used to value the equities based on future cash flows. There are competing theories on the appropriate discount rate to use when valuing equities, but most involve looking at an opportunity cost, such as the yield on treasuries, plus a premium to compensate the equity holder for the increased risk involved. Since equities are long term securities, essentially perpetuities, we think it is appropriate to use long term treasury rates as the opportunity cost. For the risk factor, some people focus on stock price volatility while we like to focus on business and cash flow risks. A firm with a stable defendable business model carries less long term risk than one in a constantly evolving industry. We tend to invest in companies with low risk to their business model and generally look to receive a 4 to 6 percent risk premium for doing so.

  Now, the question is how much has our discount rate changed based on the actions of the Fed. The answer is not very much. The reason is that despite 17 consecutive increases by the Fed from 1% to 5.25%, the long end of the curve has only moved to slightly above 5%. Furthermore, corporate credit spreads have remained at very tight levels relative to comparable treasuries. Another potential investment that can be used for comparison is corporate bonds where risk premiums remain tight. For example, the yield on a five year Wal-Mart bond is only 55 basis points more than the comparable Treasury. The point is that despite the Fed's actions over this tightening cycle, the opportunity cost of owning equities versus treasuries or even bonds of a company like Wal-Mart has changed very little. In the meantime, earnings have continued to grow, balance sheets have continued to strengthen, shares outstanding have continued to decrease, yet stock prices have barely moved. That is why we have found a lot of opportunities in the equities of companies like Wal-Mart and are comfortable and excited about owning the equity of these companies at current valuations. Unless inflation gets totally out of control and bond yields on the longer end of the curve increase several hundred basis points from current levels, we think the risk of owning our equity positions is well worth the potential returns. Furthermore, in an inflationary environment, we think our predominantly large cap holdings are in a better position to raise prices than their competitors and are also in a better position to squeeze their suppliers if necessary.

  The risk to the equity markets going forward is that the Fed does over tighten and the economy slows significantly. While this is possible, it is also times like these where the strong get stronger and this is further validation that a portfolio weighted heavily towards large cap companies is appropriate in this environment. Nothing is certain when investing in equities and every decision we make is based on probabilities and measuring risk vs. reward. Based on our estimate of value for each and every company we own and the macro environment discussed above, we think our portfolio is well positioned to tilt the risk vs. reward pendulum in favor of our shareholders.

Sincerely,

/s/Gary T. Schoen
Gary T. Schoen, Chief Investment Officer

Must be preceded or accompanied by a prospectus.

The Fund may invest in options, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The S&P 500 Index and the S&P 1500 Index are broad based unmanaged indices of 500 and 1500 stocks respectively, which are widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Book value: net asset value of a company, calculated by subtracting total liabilities from total assets.

The FIMCO Select Fund is distributed by Quasar Distributors, LLC. (7/06)

SECTOR ALLOCATION at May 31, 2006 (Unaudited)

       SECTOR ALLOCATION                       % OF NET ASSETS
       -----------------                       ---------------

       Consumer Discretionary                        28.3%
       Consumer Staples                              14.4%
       Financials                                    14.3%
       Health Care                                    6.2%
       Industrials                                   10.4%
       Information Technology                         8.9%
       Investment Companies                          17.6%
       Money Market                                   0.1%
       Liabilities in Excess of Other Assets         (0.2)%
                                                   -------
       Net Assets                                   100.0%

EXPENSE EXAMPLE For the Period Ended May 31, 2006 (Unaudited)

   As a shareholder of the FIMCO Select Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/28/05 - 5/31/06).

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request a redemption be made by wire transfer, currently, the Fund's transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than three months. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           Beginning         Ending           Expenses Paid
                            Account         Account         During the Period
                        Value 12/28/05   Value 5/31/06   12/28/05 - 5/31/06*<F1>
                        --------------   -------------   -----------------------
Actual                      $1,000           $1,057               $6.55
Hypothetical (5% annual
  return before expenses)   $1,000           $1,015               $6.42

*<F1> Expenses are equal to the Fund's annualized expense ratio of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 155/365 days (to reflect period since inception).

SCHEDULE OF INVESTMENTS at May 31, 2006 (Unaudited)

   SHARES                                                          VALUE
   ------                                                          -----
COMMON STOCKS: 82.5%

BEVERAGES: 5.8%
    10,600  Anheuser-Busch Companies, Inc.                      $   483,784
    12,100  The Coca-Cola Co.                                       532,763
                                                                -----------
                                                                  1,016,547
                                                                -----------
BUILDING PRODUCTS: 2.7%
    11,200  American Standard Companies, Inc.                       475,888
                                                                -----------
CAPITAL MARKETS: 3.1%
    30,000  Janus Capital Group, Inc.                               540,300
                                                                -----------
COMMERCIAL BANKS: 2.0%
     9,000  Commerce Bancorp, Inc.                                  353,610
                                                                -----------
COMMERCIAL SERVICES & SUPPLIES: 2.8%
     9,500  Apollo Group, Inc. - Class A*<F2>                       496,945
                                                                -----------
COMMUNICATIONS EQUIPMENT: 2.2%
    20,000  Cisco Systems, Inc.*<F2>                                393,600
                                                                -----------
FOOD & STAPLES RETAILING: 8.7%
    12,500  Costco Wholesale Corp.                                  661,625
    17,800  Wal-Mart Stores, Inc.                                   862,410
                                                                -----------
                                                                  1,524,035
                                                                -----------
HOTELS RESTAURANTS & LEISURE: 2.9%
    31,000  The Steak n Shake Co.*<F2>                              507,780
                                                                -----------
HOUSEHOLD DURABLES: 5.8%
     6,500  M.D.C. Holdings, Inc.                                   351,975
    15,547  Palm Harbor Homes, Inc.*<F2>                            300,368
     4,100  Whirlpool Corp.                                         368,672
                                                                -----------
                                                                  1,021,015
                                                                -----------
INDUSTRIAL CONGLOMERATES: 5.3%
    15,000  General Electric Co.                                    513,900
    15,600  Tyco International, Ltd.                                422,916
                                                                -----------
                                                                    936,816
                                                                -----------
INSURANCE: 9.2%
     7,400  Arch Capital Group, Ltd.*<F2>                           424,760
       226  Berkshire Hathaway, Inc. - Class B*<F2>                 693,594
     1,500  Markel Corp.*<F2>                                       506,625
                                                                -----------
                                                                  1,624,979
                                                                -----------
INTERNET & CATALOG RETAIL: 3.1%
    16,600  eBay Inc.*<F2>                                          544,646
                                                                -----------
IT SERVICES: 3.8%
    14,400  First Data Corp.                                        663,984
                                                                -----------
MACHINERY: 2.4%
     5,400  PACCAR, Inc.                                            414,990
                                                                -----------
MEDIA: 8.1%
    16,800  Comcast Corp. - Class A*<F2>                            539,784
    13,900  The Walt Disney Co.                                     423,950
       570  The Washington Post Co. - Class B                       462,213
                                                                -----------
                                                                  1,425,947
                                                                -----------
MULTILINE RETAIL: 2.9%
    31,400  Dollar General Corp.                                    511,820
                                                                -----------
PHARMACEUTICALS: 6.2%
    11,400  Johnson & Johnson                                       686,508
    12,000  Merck & Co., Inc.                                       399,480
                                                                -----------
                                                                  1,085,988
                                                                -----------
SOFTWARE: 2.8%
    22,200  Microsoft Corp.                                         502,830
                                                                -----------
SPECIALTY RETAIL: 2.7%
    15,000  CarMax, Inc.*<F2>                                       477,150
                                                                -----------
TOTAL COMMON STOCKS
  (Cost $14,261,756)                                             14,518,870
                                                                -----------
INVESTMENT COMPANIES: 17.6%
    16,000  Energy Select Sector SPDR Fund                          888,800
    27,800  Health Care Select Sector SPDR Fund                     843,452
    15,300  Materials Select Sector SPDR Fund                       491,895
    16,200  Utilities Select Sector SPDR Fund                       515,646
     7,500  Vanguard Information Technology Index Fund              350,625
                                                                -----------
                                                                  3,090,418
                                                                -----------
TOTAL INVESTMENT COMPANIES
  (Cost $3,131,936)                                               3,090,418
                                                                -----------
SHORT-TERM INVESTMENT: 0.1%
    19,089  Fidelity Institutional Money Market Portfolio            19,089
                                                                -----------
TOTAL SHORT-TERM INVESTMENT
  (Cost $19,089)                                                     19,089
                                                                -----------
TOTAL INVESTMENT IN SECURITIES: 100.2%
  (Cost $17,412,781)                                             17,628,377
Liabilities in Excess of Other Assets : (0.2)%                      (31,784)
                                                                -----------
TOTAL NET ASSETS: 100.0%                                        $17,596,593
                                                                -----------
                                                                -----------

*<F2>     Non-income producing security.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2006 (Unaudited)

ASSETS
  Investments in securities, at value
    (cost $17,412,781) (Note 2)                                 $17,628,377
  Receivables:
     Fund shares sold                                                95,635
     Dividends and interest                                          22,522
  Prepaid expenses                                                      352
                                                                -----------
       Total assets                                              17,746,886
                                                                -----------
LIABILITIES
  Payables:
     Investment securities purchased                                 59,591
     Fund shares redeemed                                            38,000
     Investment advisory fees                                         8,068
     Administration fees                                              5,014
     Custody fees                                                     1,451
     Fund accounting fees                                            11,017
     Transfer agent fees                                              9,284
     Chief compliance officer fees                                    2,083
  Other accrued expenses                                             15,785
                                                                -----------
       Total liabilities                                            150,293
                                                                -----------
NET ASSETS                                                      $17,596,593
                                                                -----------
                                                                -----------
Net asset value, offering and redemption price per share
  ($17,596,593/1,665,278, shares outstanding; unlimited
  number of shares authorized without par value)                     $10.57
                                                                     ------
                                                                     ------
  COMPONENTS OF NET ASSETS
  Paid-in capital                                               $17,365,855
  Accumulated net investment loss                                    (6,844)
  Accumulated net realized gain on investments                       21,986
  Net unrealized appreciation on investments                        215,596
                                                                -----------
       Net assets                                               $17,596,593
                                                                -----------
                                                                -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Period Ended May 31, 2006 (Unaudited)

INVESTMENT INCOME
  Dividends                                                        $ 71,764
  Interest                                                            5,328
                                                                   --------
     Total investment income                                         77,092
                                                                   --------
EXPENSES (NOTE 3)
  Investment advisory fees                                           55,958
  Fund accounting fees                                               13,175
  Administration fees                                                12,657
  Transfer agent fees                                                11,358
  Registration fees                                                   8,780
  Audit fees                                                          7,723
  Legal fees                                                          3,634
  Miscellaneous                                                       1,134
  Custody fees                                                        3,634
  Trustee fees                                                        3,180
  Chief compliance officer fees                                       2,500
  Reports to shareholders                                             2,044
  Insurance expense                                                     568
                                                                   --------
     Total expenses                                                 126,345
     Less:  fees waived                                             (42,409)
                                                                   --------
     Net expenses                                                    83,936
                                                                   --------
       NET INVESTMENT LOSS                                           (6,844)
                                                                   --------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                   21,986
  Change in net unrealized appreciation on investments              215,596
                                                                   --------
     Net realized and unrealized gain on investments                237,582
                                                                   --------
       NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                 $230,738
                                                                   --------
                                                                   --------

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                               PERIOD ENDED
                                                            MAY 31, 2006*<F4>
                                                               (UNAUDITED)
                                                               -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                                           $    (6,844)
  Net realized gain on investments                                   21,986
  Change in net unrealized appreciation on investments              215,596
                                                                -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           230,738
                                                                -----------

  CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares (a)<F3>                     17,365,855
                                                                -----------
     TOTAL INCREASE IN NET ASSETS                                17,596,593
                                                                -----------
  NET ASSETS
  Beginning of period                                                    --
                                                                -----------
  END OF PERIOD                                                 $17,596,593
                                                                -----------
                                                                -----------
  Accumulated net investment loss                               $    (6,844)
                                                                -----------
                                                                -----------

(a)<F3>   Summary of capital share transactions is as follows:

                                              PERIOD ENDED
                                            MAY 31, 2006*<F4>
                                               (UNAUDITED)
                                      -----------------------------
                                     Shares                  Value
                                     ------                  -----
Shares sold                         1,706,270              $17,797,863
Shares redeemed                       (40,992)                (432,008)
                                    ---------              -----------
Net increase                        1,665,278              $17,365,855
                                    ---------              -----------
                                    ---------              -----------

*<F4>     Fund commenced operations December 28, 2005.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

                                                                PERIOD ENDED
                                                             MAY 31, 2006*<F5>
                                                                (UNAUDITED)
                                                                -----------
Net asset value, beginning of period                               $10.00
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                  0.00**<F6>
Net realized and unrealized gain on investments                      0.57
                                                                   ------
Total from investment operations                                     0.57
                                                                   ------
Net asset value, end of period                                     $10.57
                                                                   ------
                                                                   ------
Total return                                                         5.70%^<F7>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                                $17.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                             2.26%+<F8>
After fees waived and expenses absorbed                              1.50%+<F8>

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                            (0.88)%+<F8>
After fees waived and expenses absorbed                             (0.12)%+<F8>

Portfolio turnover rate                                             27.87%^<F7>

*<F5>     Fund commenced operations December 28, 2005.
**<F6>    Amount is less than $0.01.
^<F7>     Not Annualized
+<F8>     Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS May 31, 2006 (Unaudited)

NOTE 1 - ORGANIZATION

   FIMCO Select Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Fund commenced operations on December 28, 2005.

   The Fund's investment objective is long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on NASDAQ shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price. Securities for which quotations are not readily available are fair valued as determined in good faith by the Board of Trustees. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund's Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At May 31, 2006, the Fund did not hold any fair value securities.

       Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

   B. Federal Income Taxes. The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

       In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

       Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

   C. Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

   D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

   E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   F. Share Valuation. The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund's net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than three months. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund's daily NAV calculation.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

   Frontier Investment Management Co., (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended May 31, 2006, the Fund incurred $55,958 in advisory fees.

   The Advisor has contractually agreed to limit the Fund's expenses so that its ratio of expenses to average net assets will not exceed 1.50%. The contract's term is indefinite and may be terminated only by the Board of Trustees. For the period ended May 31, 2006, the Advisor waived $42,409 in fees for the Fund.

   The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. At May 31, 2006, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $42,409. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

                Year of Expiration             Amount
                ------------------             ------
                November 30, 2009             $42,409

   The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

   U.S. Bancorp Fund Services, LLC (the "USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

   Minimum                   $35,000
   $0 to $50 million         0.12% of average daily net assets
   $50 to $200 million       0.10% of average daily net assets
   Over $200 million         0.05% of average daily net assets

For the period ended May 31, 2006, the Fund incurred $12,657 in Administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. U.S. Bank, N.A., serves as custodian (the "Custodian") to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

   For the period ended May 31, 2006, the Fund was allocated $2,500 of the Trust's Chief Compliance Officer fee.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   For the period ended May 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term investments, was $20,910,157 and $3,537,982, respectively.

   There were no purchases and sales of U.S. government obligations for the period ended May 31, 2006.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

   For the period ended May 31, 2006, there were no distributions for the Fund.

   The cost basis of investments for federal income tax purposes at May 31, 2006 was as follows:

     Cost of investments                              $17,412,781
                                                      -----------
                                                      -----------

     Gross tax unrealized appreciation                    689,441
     Gross tax unrealized depreciation                   (473,845)
                                                      -----------

     Net tax unrealized appreciation                  $   215,596
                                                      -----------


   Because tax adjustments are calculated annually, the above table does not reflect tax adjustments.

INFORMATION ABOUT PROXY VOTING (Unaudited)

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 653-4626 and by accessing the Fund's website at www.fimcofunds.com. Furthermore, you can obtain the
                  ------------------
description on the SEC's website at www.sec.gov.
                                    -----------

   Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 653-4626. In addition, you can obtain the Fund's proxy voting records on the SEC's website at www.sec.gov.
                                                               -----------

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

   The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling toll-free at (866) 653-4626. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.
                                                                 -----------
The Fund's schedule of portfolio holdings is posted on its website at www.fimcofunds.com ten business days after calendar quarter end.
------------------

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

  At a meeting held on November 30, 2005, the Board (including the Independent Trustees) considered and approved the Advisory Agreement for a two year period ending August 31, 2007. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor about the firm and firm practices. This information formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the Advisory Agreement:

1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor's specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor that would be involved in the day-to-day activities of the Fund. The Board reviewed the proposed services the Advisor would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by the Advisor or its affiliates. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board noted that during the course of the first year of operations, the Trustees would meet with representatives from the Advisor in person to discuss various performance, marketing and compliance issues. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2. THE FUND'S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. The Board discussed the historical year-to-date performance of the Frontier Investment Management Co. Composite (the "Frontier Composite"), the overall performance by the Advisor with respect to the Frontier Composite, and the anticipated performance of the Fund. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Frontier Composite on both an absolute basis and in comparison to its peer group, as constructed by data provided by Lipper and a benchmark index. The Trustees also reviewed information on the performance of other similar accounts managed by the Advisor (e.g., institutional accounts of similar size and with similar investment objectives). The Board concluded that it believed Frontier's overall performance record with respect to the Fund would be satisfactory.

3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Trustees compared the Fund's anticipated expenses, both investment advisory and total, to its peer group. The Board compared the fees to be paid by the Fund to the fees paid by the Advisor's private accounts and other similar accounts managed by the Advisor (e.g., institutional accounts of similar size and with similar investment objectives) and noted that the Fund's expenses appeared to be within the range of the Advisor's other accounts at certain asset levels. After discussing issues and reviewing materials that were provided, the Trustees concluded that the Fund's expenses were fair and reasonable in comparison to its relevant peer group and the Advisor's private accounts.

4. ECONOMIES OF SCALE. The Board then reviewed the Fund's proposed fee structure, whether it included breakpoints and expense waivers and reimbursements, and whether the Fund would be expected to generate economies of scale for shareholders as fund assets grow (and if so, how those economies were being or would be shared with shareholders). The Trustees concluded that the potential economies of scale the Fund may realize with growth of assets were satisfactory.

5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board discussed the likely overall profitability of the Advisor. In assessing profitability, the Board reviewed the Advisor's financial information and took into account both the likely direct and indirect benefits to the Advisor from advising the Fund, noting in particular that the Advisor was contractually agreeing to reimburse or waive fees to maintain the Fund's expense limitation at 1.50%. The Trustees examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Investment Advisory Agreement, as well as the Advisor's use of soft dollars. The Board also noted that it would receive information on soft dollar payments on a quarterly basis once the Fund had begun operations. The Trustees concluded that the Advisor's profit from sponsoring the Fund would likely not be excessive and, after review of relevant financial information, the Advisor maintained adequate profit levels to support the Fund.

  No single factor was determinative of the Board's decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund's shareholders would receive reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

                               INVESTMENT ADVISOR
                       FRONTIER INVESTMENT MANAGEMENT CO.
                     8401 N. Central Expwy, Ste. 645, LB 31
                                Dallas, TX 75225

                                  DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               Custody Operations
                      1555 N. RiverCenter Drive, Suite 302
                              Milwaukee, WI 53212

             TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                            TAIT, WELLER & BAKER LLP
                         1818 Market Street, Suite 2400
                             Philadelphia, PA 19103

                                 LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

                               FIMCO Select Fund
                                 Symbol - FMCOX
                               CUSIP - 742935398

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)  Professionally Managed Portfolios
                   -------------------------------------------

     By (Signature and Title)*<F9> /s/ Robert M. Slotky
                                   ---------------------------
                                   Robert M. Slotky, President

     Date  August 2, 2006
           --------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F9> /s/ Robert M. Slotky
                                   ---------------------------
                                   Robert M. Slotky, President

     Date  August 2, 2006
           --------------

     By (Signature and Title)*<F9> /s/ Eric W. Falkeis
                                   ---------------------------
                                   Eric W. Falkeis, Treasurer

     Date  August 3, 2006
           --------------

*<F9> Print the name and title of each signing officer under his or her signature.